Exhibit 10.1

AMENDMENT NO. 1 TO

STOCKHOLDERS AGREEMENT

This Amendment No. 1 to Stockholders Agreement (this “Amendment”) is entered into as of June 19, 2024 by and among (i) Bioventus Inc., a Delaware corporation (the “Company”), (ii) Bioventus LLC, a Delaware limited liability company (“Bioventus LLC”), (iii) the entities listed on Schedule 1 that are in existence on the date hereof (together with their Affiliates, collectively, the “Essex Stockholders”) attached to the Stockholders Agreement, dated as of February 16, 2021 (the “Stockholders Agreement”) and (iv) the entities listed on Schedule 2 that are in existence on the date hereof attached to the Stockholders Agreement (together with their Affiliates, collectively, the “S+N Stockholders” and, together with the Essex Stockholders, the “Principal Stockholders” and each a “Principal Stockholder”). Capitalized terms used herein without definition shall have the meanings set forth in Section 1.1 of the Stockholders Agreement.

RECITALS

A.	Pursuant to Section 4.4 of the Stockholders Agreement, the Stockholders Agreement may be amended only by a written instrument duly executed by the Company and the Principal Stockholders; and

B.	The Company and the Principal Stockholders desire to amend the Stockholders Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Section 2.1(a). The following language shall be added to the end of Section 2.1(a) of the Stockholders Agreement:

“Following the 2024 Annual Meeting of Stockholders, the Company shall continue to phase out the classified structure of its Board of Directors and provide for the annual election of all directors, each of whom, if elected, shall be elected to an annual term (the “declassification”). The declassification will not change the unexpired three-year terms of directors elected prior to the 2024 Annual Meeting of Stockholders and therefore the current three-year terms for each such class of directors will continue, and those directors or their respective successors will only become eligible for a one-year term upon expiration of the existing three-year term. Notwithstanding Section 2.4(b), the Company shall be authorized to amend the Company’s Certificate of Incorporation and Bylaws to reflect the declassification of the Board of Directors.”

2.	Amendment to Section 2.1(b). The second to last sentence in Section 2.1(b) of the Stockholders Agreement, shown below, shall be deleted in its entirety:

“~~The Essex Stockholder Designee(s) required to tender his or her resignation will be from the class of directors whose term is next expiring.~~”

3.	Amendment to Section 2.1(c). The second to last sentence in Section 2.1(c) of the Stockholders Agreement, shown below, shall be deleted in its entirety:

“~~The S+N Stockholder Designee(s) required to tender his or her resignation will be from the class of directors whose term is next expiring.~~”

4.	Miscellaneous.

a.	Except as specifically modified herein, the terms and conditions of the Stockholders Agreement shall remain in full force and effect as originally constituted.

b.	The terms and conditions of this Amendment shall inure to the benefit of and be binding upon all of the parties to the Stockholders Agreement and each of their respective successors and assigns.

c.

THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IN THE EVENT OF ANY BREACH OF THIS AGREEMENT, THE NON-BREACHING PARTY WOULD BE IRREPARABLY HARMED AND COULD NOT BE MADE WHOLE BY MONETARY DAMAGES, AND THAT, IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED AT LAW OR IN EQUITY, THE PARTIES SHALL BE ENTITLED TO SUCH EQUITABLE OR INJUNCTIVE RELIEF AS MAY BE APPROPRIATE. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OF A DELAWARE FEDERAL OR STATE COURT, OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SUCH A JUDGMENT, IN ANY OTHER APPROPRIATE JURISDICTION.

IN THE EVENT ANY PARTY TO THIS AMENDMENT COMMENCES ANY LITIGATION, PROCEEDING OR OTHER LEGAL ACTION IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, THE PARTIES TO THIS AMENDMENT HEREBY (1) AGREE UNDER ALL CIRCUMSTANCES ABSOLUTELY AND IRREVOCABLY TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR IF (AND ONLY IF) SUCH COURT FINDS IT LACKS SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE (COMPLEX COMMERCIAL DIVISION), OR IF UNDER APPLICABLE LAW, SUBJECT MATTER JURISDICTION OVER THE MATTER THAT IS THE SUBJECT OF THE ACTION OR PROCEEDING IS VESTED EXCLUSIVELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND APPELLATE COURTS FROM ANY THEREOF, WITH RESPECT TO ALL ACTIONS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (2) AGREE THAT IN THE EVENT OF ANY SUCH LITIGATION, PROCEEDING OR ACTION, SUCH PARTIES WILL CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY SUCH COURT DESCRIBED IN THIS SECTION 4(C) AND TO SERVICE OF PROCESS UPON THEM IN ACCORDANCE WITH THE RULES AND STATUTES GOVERNING SERVICE OF PROCESS; (3) AGREE TO WAIVE TO THE FULL EXTENT PERMITTED BY LAW ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH LITIGATION, PROCEEDING OR ACTION IN ANY SUCH COURT OR THAT ANY SUCH LITIGATION,

PROCEEDING OR ACTION WAS BROUGHT IN ANY INCONVENIENT FORUM; (4) AGREE TO WAIVE ANY RIGHTS TO A JURY TRIAL TO RESOLVE ANY DISPUTES OR CLAIMS RELATING TO THIS AMENDMENT; (5) AGREE TO SERVICE OF PROCESS IN ANY LEGAL PROCEEDING BY MAILING OF COPIES THEREOF TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN FOR COMMUNICATIONS TO SUCH PARTY; (6) AGREE THAT ANY SERVICE MADE AS PROVIDED HEREIN SHALL BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (7) AGREE THAT NOTHING HEREIN SHALL AFFECT THE RIGHTS OF ANY PARTY TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

d.

This Amendment may be executed in two or more counterparts, each of which each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart delivered by facsimile, pdf, commercially available electronic e-signature software or other electronic means shall have the same import and effect as original or manually signed counterparts and shall be valid, enforceable, and binding for the purposes of this Amendment.

IN WITNESS WHEREOF, each of the undersigned has signed this Amendment No. 1 to Stockholders Agreement as of the date first written above.

COMPANY:

BIOVENTUS INC.

By:	/s/ Robert E. Claypoole
Name: Robert E. Claypoole
Title: President, Chief Executive Officer

BIOVENTUS LLC

By:	/s/ Robert E. Claypoole
Name: Robert E. Claypoole
Title: President, Chief Executive Officer

S+N STOCKHOLDERS:

SMITH & NEPHEW, INC.

By:	/s/ Elizabeth M. Mitchell
Name: Elizabeth M. Mitchell
Title: Secretary

SMITH & NEPHEW USD LTD.

By:	/s/ Phil Cowdy
Name: Phil Cowdy
Title: Authorised Signatory

ESSEX STOCKHOLDERS:

EW HEALTHCARE PARTNERS ACQUISITION FUND, L.P.

By:	EW Healthcare Partners Acquisition Fund GP, L.P.
Its:	General Partner
By:	EW Healthcare Partners Acquisition Funds UGP, LLC, its General Partner

By:	/s/ Martin P. Sutter
Name:	Martin P. Sutter
Title:	Manager

[Signature Page to Amendment No. 1 to Stockholders Agreement]

WHITE PINE MEDICAL LLC

By:	/s/ Martin P. Sutter
Name:	Martin P. Sutter
Title:	Managing Person

SPINDLETOP HEALTHCARE CAPITAL L.P.

By:	/s/ Evan Melrose
Name:	Evan Melrose
Title:	Managing Director

AMP-CF HOLDINGS, LLC

By:	/s/ Dana L. Niles
Name:	Dana L. Niles
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Stockholders Agreement]